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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 5.    Other Events and Regulation FD Disclosure.

        On February 25, 2004, Midway Games Inc. issued a press release discussing financial results and financial guidance, a copy of which is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated February 25, 2004

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
February 25, 2004	By:	/s/ David F. Zucker David F. Zucker Chief Executive Officer

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Exhibit Index

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated February 25, 2004

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index